TRANSAMERICA SERIES TRUST

Supplement to currently effective Prospectus and Statement of Additional Information

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Effective March 1, 2016, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust (the “Trust”), on behalf of each portfolio, will enter into a Management Agreement (the “Management Agreement”), pursuant to which TAM will provide continuous and regular investment management services to the portfolios. Under the Management Agreement, TAM will, among other things, supervise each portfolio’s investments, conduct its investment program and provide supervisory, compliance and administrative services to the portfolio.

Investment advisory and administrative services fees will be combined under the Management Agreement providing for a single management fee. Each portfolio’s management fee will equal the sum of the portfolio’s existing advisory fee and existing administrative services fee. Any breakpoints in a portfolio’s advisory fee will be carried over into the portfolio’s management fee at the same asset levels.

The Trust’s Board of Trustees approved the Management Agreement at a meeting held on December 9 and 10, 2015. A discussion regarding the Board’s consideration and approval of the Management Agreement will be included in the Trust’s Annual Report for the period ended December 31, 2015.

Prior to March 1, 2016, Transamerica Fund Services, Inc. provided administrative services to the portfolios pursuant to an Administrative Services Agreement with the Trust.

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Investors Should Retain this Supplement for Future Reference

February 29, 2016